Exhibit 99.3

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     EARNINGS CONTRIBUTION
          BY SUBSIDIARY ($ MILLIONS)

1       Arizona Public Service                                 $     32   $     64                          $     96      $    (38)
2       Pinnacle West Energy                                          1          1                                 2             1
3       APS Energy Services                                           2         11                                13            20
4       SunCor                                                        2          8                                10            10
5       El Dorado                                                    --         (3)                               (3)           (3)
6       Parent Company                                               17         (6)                               11            10
                                                               --------   --------   --------   --------    --------      --------

7          Income Before Accounting Change                           54         75                               129            --

        Cumulative Effect of Change in Accounting -
8          Net of Tax                                                --         --                                --             3
                                                               --------   --------   --------   --------    --------      --------

9          Net Income                                          $     54   $     75                          $    129      $      3
                                                               --------   --------   --------   --------    --------      --------
     EARNINGS PER SHARE
          BY SUBSIDIARY - DILUTED

10      Arizona Public Service                                 $   0.37   $   0.76                          $   1.13      $  (0.45)
11      Pinnacle West Energy                                       0.01       0.01                              0.02          0.01
12      APS Energy Services                                        0.03       0.13                              0.16          0.25
13      SunCor                                                     0.02       0.10                              0.12          0.11
14      El Dorado                                                    --      (0.04)                            (0.04)        (0.04)
15      Parent Company                                             0.20      (0.07)                             0.13          0.12
                                                               --------   --------   --------   --------    --------      --------

16         Income Before Accounting Change                         0.63       0.89                              1.52            --

        Cumulative Effect of Change in Accounting -
17         Net of Tax                                                --         --                                --          0.03
                                                               --------   --------   --------   --------    --------      --------

18         Net Income                                          $   0.63   $   0.89                          $   1.52      $   0.03
                                                               --------   --------   --------   --------    --------      --------

19   BOOK VALUE PER SHARE                                      $  30.06   $  30.54                          $  30.54          2.37

     COMMON SHARES OUTSTANDING -
          DILUTED (THOUSANDS)
20      Average                                                  84,884     84,926                            84,910           (95)
21      End of Period                                            84,789     84,768                            84,768            55

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     ELECTRIC OPERATING REVENUES
        (DOLLARS IN  MILLIONS)
     Retail
22      Residential                                            $    171   $    226                          $    397      $    (10)
23      Business                                                    195        251                               446           (11)
                                                               --------   --------   --------   --------    --------      --------
24         Total retail                                             366        477                               843           (21)
                                                               --------   --------   --------   --------    --------      --------
     Wholesale revenue on delivered electricity
25      Traditional contracts                                         2          1                                 2           (79)
26      Retail load hedge management                                  2         11                                13          (174)
        Marketing and trading -- delivered
27         Generation sales other than native load                    8          2                                10          (128)
28         Other delivered electricity (a)                          185        153                               339          (463)
                                                               --------   --------   --------   --------    --------      --------
29         Total delivered marketing and trading                    193        155                               349          (591)
                                                               --------   --------   --------   --------    --------      --------
30      Total delivered wholesale electricity                       197        167                               364          (844)
                                                               --------   --------   --------   --------    --------      --------
     Other marketing and trading
        Realized margins on delivered commodities
31         other than electricity (a)                                 4          1                                 5            22
        Prior period mark-to-market (gains) losses on
32         contracts delivered during current period (a)            (22)        (8)                              (22)          (37)
33      Change in mark-to-market for future-period deliveries        25          1                                17           (61)
                                                               --------   --------   --------   --------    --------      --------
34      Total other marketing and trading                             7         (6)                               --           (76)
                                                               --------   --------   --------   --------    --------      --------
35   Transmission for others                                          6          6                                12             3
36   Other miscellaneous services                                     4          2                                 7            (4)
                                                               --------   --------   --------   --------    --------      --------
37         Total electric operating revenues                   $    580   $    646                          $  1,226      $   (942)
                                                               --------   --------   --------   --------    --------      --------

     ELECTRIC SALES (GWH)

     Retail sales
38      Residential                                               2,141      2,441                             4,582            (7)
39      Business                                                  2,771      3,429                             6,200           (69)
                                                               --------   --------   --------   --------    --------      --------
40         Total retail                                           4,912      5,870                            10,782           (76)
                                                               --------   --------   --------   --------    --------      --------
     Wholesale electricity delivered
41      Traditional contracts                                        71        121                               192          (975)
42      Retail load hedge management                                158        230                               388          (423)
        Marketing and trading -- delivered
43         Generation sales other than native load                  376         74                               450          (609)
44         Other delivered electricity                            3,836      4,369                             8,205         1,986
                                                               --------   --------   --------   --------    --------      --------
45         Total delivered marketing and trading                  4,212      4,443                             8,655         1,377
                                                               --------   --------   --------   --------    --------      --------
46      Total delivered wholesale electricity                     4,441      4,794                             9,235           (21)
                                                               --------   --------   --------   --------    --------      --------
47         Total electric sales                                   9,353     10,664                            20,017           (97)
                                                               --------   --------   --------   --------    --------      --------

----------
(a) The net effect on net electric operating revenues from realization of prior-period mark-to-market included in line 37 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not revenue recognition. The arithmetic opposites of amounts included in line 32 are included in lines 28 and 31. For example, line 32 shows that a prior-period mark-to-market gain of $8 million was transferred to "realized" for the second quarter of 2002. Lines 28 and 31 include amounts totaling $8 million of realized revenues for the second quarter of 2002.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     MARKETING AND TRADING
          PRETAX GROSS MARGIN ANALYSIS
        (DOLLARS IN  MILLIONS)

     REALIZED AND MARK-TO-MARKET COMPONENTS
     Current Period Effects
        Realized margin on delivered commodities
           Electricity
48            Generation sales other than native load          $      2   $     --                          $      3      $    (71)
49            Other electricity marketing and trading (a)            33         24                                56             9
                                                               --------   --------   --------   --------    --------      --------
50            Total electricity                                      35         24                                59           (62)
51         Other commodities (a)                                      4          1                                 5            22
                                                               --------   --------   --------   --------    --------      --------
52         Total realized margin                                     39         25                                64           (40)
                                                               --------   --------   --------   --------    --------      --------
        Prior-period mark-to-market (gains) losses on
           contracts delivered during current period
53         Electricity (a)                                          (16)        (9)                              (17)          (23)
54         Other commodities (a)                                     (6)        --                                (5)          (22)
           Charge related to trading activities with Enron
55            and its affiliates                                     --         --                                --            --
                                                               --------   --------   --------   --------    --------      --------
56         Subtotal                                                 (22)        (9)                              (22)          (45)
                                                               --------   --------   --------   --------    --------      --------
57      Total current period effects (b)                             17         16                                42           (85)
                                                               --------   --------   --------   --------    --------      --------
     Change in mark-to-market gains (losses) for
        future period deliveries (b)
58      Electricity                                                  25         10                                27           (55)
59      Other commodities                                            (2)        (7)                              (10)           (6)
                                                               --------   --------   --------   --------    --------      --------
60      Total future period effects                                  23          3                                17           (61)
                                                               --------   --------   --------   --------    --------      --------
61   Total gross margin                                        $     40   $     19                          $     59      $   (146)
                                                               --------   --------   --------   --------    --------      --------

FUTURE MARKETING AND TRADING MARK-TO-MARKET REALIZATION

As of June 30, 2002, Pinnacle West had accumulated mark-to-market net gains of $133 million related to our power marketing and trading activities. We estimate that these gains will be reclassified to realized gains as the underlying commodities are delivered, as follows: remainder of 2002, $12 million; 2003, $28 million; 2004, $29 million; 2005 and thereafter, $64 million.

----------
(a) The net effect on pretax gross margin from realization of prior-period mark-to-market included in line 57 and in line 61 is zero. Realization of prior-period mark-to-market relates to cash flow recognition, not earnings recognition. The arithmetic opposites of amounts included in line 53 are included in line 49. The opposites of amounts included in line 54 are included in line 51. For example, line 53 shows that a prior-period mark-to-market gain of $9 million was transferred to "realized" for the second quarter of 2002. A $9 million realized gain is included in the $24 million on line 49 for the second quarter of 2002.
(b) Quarterly amounts do not total to the annual amounts because of intra-year mark-to-market eliminations.

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     MARKETING AND TRADING
          PRETAX GROSS MARGIN ANALYSIS (CONTINUED)
        (DOLLARS IN  MILLIONS)

     BY COMMODITY SOLD OR TRADED

62   Electricity                                               $     45   $     25                          $     70      $   (139)
63   Natural gas                                                     (5)         1                                (4)           11
64   Coal                                                            (1)        (2)                               (3)          (19)
65   Emission allowances                                              1         (5)                               (4)            1
66   Other                                                           --         --                                --            --
                                                               --------   --------   --------   --------    --------      --------
67      Total gross margin                                     $     40   $     19                          $     59      $   (146)
                                                               --------   --------   --------   --------    --------      --------

     BY PINNACLE WEST ENTITY

     Parent company marketing and trading division
68      Generation sales other than native load                $      1   $     --                          $      1      $      1
69      Other marketing and trading                                  34          9                                43            33
     APS
70      Generation sales other than native load                       1         --                                 1           (73)
71      Other marketing and trading                                  --         --                                --          (121)
     Pinnacle West Energy
72      Generation sales other than native load                      --         --                                --            --
73      Other marketing and trading                                  --         --                                --            --
     APS ES
74      Other marketing and trading                                   4         10                                14            14
                                                               --------   --------   --------   --------    --------      --------
75   Total gross margin before income taxes                    $     40   $     19                          $     59      $   (146)
                                                               --------   --------   --------   --------    --------      --------

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     AVERAGE ELECTRIC CUSTOMERS

     Retail customers
76      Residential                                             801,000    795,681                           798,341        25,515
77      Business                                                 99,335    100,096                            99,710         2,066
                                                               --------   --------   --------   --------    --------      --------
78         Total                                                900,335    895,777                           898,051        27,581
89   Wholesale customers                                             67         67                                67            --
                                                               --------   --------   --------   --------    --------      --------
80         Total customers                                      900,402    895,844                           898,118        27,581
                                                               --------   --------   --------   --------    --------      --------

81   Customer Growth (% over prior year)                            3.2%       3.2%                              3.2%         (0.7)%

     RETAIL ELECTRIC SALES (GWH) -
        WEATHER NORMALIZED

82   Residential                                                  2,164      2,387                             4,551           310
83   Business                                                     2,774      3,392                             6,166            20
                                                               --------   --------   --------   --------    --------      --------
84         Total                                                  4,938      5,779                            10,717           330
                                                               --------   --------   --------   --------    --------      --------

     RETAIL ELECTRICITY USAGE
        (KWH/AVERAGE CUSTOMER)

85   Residential                                                  2,673      3,068                             5,739          (199)
86   Business                                                    27,896     34,258                            62,188        (2,014)


     RETAIL ELECTRICITY USAGE -
          WEATHER NORMALIZED
        (KWH/AVERAGE CUSTOMER)

87   Residential                                                  2,702      3,000                             5,701           214
88   Business                                                    27,926     33,886                            61,839        (1,103)


     ELECTRICITY DEMAND (MW)

89   System peak demand                                           3,921      5,425                             5,425            67

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     ENERGY SOURCES (GWH)

     Generation production
90      Nuclear                                                   2,257      2,243                             4,500           254
91      Coal                                                      2,890      2,702                             5,592          (554)
92      Gas, oil and other                                          337        565                               902        (1,361)
                                                               --------   --------   --------   --------    --------      --------
93         Total                                                  5,484      5,510                            10,994        (1,661)
                                                               --------   --------   --------   --------    --------      --------
     Purchased power
94      Firm load                                                   429        846                               917           (98)
95      Marketing and trading                                     3,993      4,599                             8,593         1,563
                                                               --------   --------   --------   --------    --------      --------
96         Total                                                  4,422      5,445                             9,510         1,465
                                                               --------   --------   --------   --------    --------      --------
97         Total energy sources                                   9,906     10,955                            20,504          (196)
                                                               --------   --------   --------   --------    --------      --------

     POWER PLANT PERFORMANCE

     Capacity Factors
98      Nuclear                                                      96%        95%                               95%            5%
99      Coal                                                         78%        72%                               75%           (7)%
100     Gas, oil and other                                           12%        20%                               16%          (30)%
101     System average                                               62%        60%                               57%          (16)%

     Generation Capacity Out of Service and Replaced for
     Native Load (average MW/day)
102     Nuclear                                                      62         66                                64            55
103     Coal                                                        184        202                               193           (32)
104     Gas                                                          12         18                                15           (29)
105        Total                                                    258        286                               272          (116)

106  Generation Fuel Cost ($/MWh)                              $  11.57   $  11.89                          $  11.73      $  (7.73)

See Glossary of Terms.

                                                          Last Updated 7/23/2002

                        PINNACLE WEST CAPITAL CORPORATION

                       CONSOLIDATED STATISTICS BY QUARTER
                                      2002

                                                                                                                          INCREASE
                                                                                                                         (DECREASE)
Line                                                           1ST QTR    2ND QTR    3RD QTR    4TH QTR   YEAR-TO-DATE  VS PRIOR YTD
                                                               --------   --------   --------   --------  ------------  ------------
     ENERGY MARKET INDICATORS (A)

     Electricity Average Daily Spot Prices ($/MWh)
        On-Peak
107        Palo Verde                                          $  26.86   $  30.65                          $  28.75       (169.71)
108        SP15                                                $  28.46   $  31.51                          $  29.98      $(173.00)
        Off-Peak
109        Palo Verde                                          $  22.17   $  14.10                          $  18.13      $ (82.23)
110        SP15                                                $  22.76   $  15.95                          $  19.35      $(102.93)

     WEATHER INDICATORS

     Actual
111     Cooling degree-days                                          89      1,741                             1,830             9
112     Heating degree-days                                         472         --                               472          (228)
113     Average humidity                                             28%        16%                               22%          (15)%
     10-Year Averages
114     Cooling degree-days                                          71      1,458                             1,529            --
115     Heating degree-days                                         556         35                               591            --
116     Average humidity                                             45%        25%                               35%            0%

     ECONOMIC INDICATORS

     Building Permits -- Metro Phoenix (b) (d)
117     Single-family                                             7,514      6,456                            13,970          (599)
118     Multi-family                                                985        662                             1,647        (3,199)
                                                               --------   --------   --------   --------    --------      --------
119        Total                                                  8,499      7,118                            15,617        (3,798)
                                                               --------   --------   --------   --------    --------      --------

     Arizona Job Growth (c) (d)
120     Payroll job growth (% over prior year)                     (1.7)%     (1.1)%                            (1.1)%        (3.5)%
121     Unemployment rate (%, seasonally adjusted)                  5.9%       5.7%                              5.8%          1.6%


Sources:

(a) This price is an average of daily prices obtained and used with permission from Dow Jones & Company, Inc.
(b)  Arizona Real Estate Center, Arizona State University College of Business
(c)  Arizona Department of Economic Security
(d) The economic indicators reflect latest available data through periods ending May 2002 and May 2001.

See Glossary of Terms.